                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 13, 1999
                        (Date of earliest event reported)


                                    CNB, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


               0-25988                              59-2958616
        (Commission File Number)           (IRS Employer Identification No.)


    201 NORTH MARION STREET, LAKE CITY, FLORIDA             32055
      (Address principal executive offices)               (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (904) 755-3240

ITEM 5.  OTHER EVENTS.

                  Reference is made to Registrant's press release filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           (20)     Press Release dated January 12, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CNB, INC.
                               ------------------------------------
                               (Registrant)


Date: January 12, 1999         By:    /S/ K.C. TROWELL
                                  ---------------------------------
                                          (Signature)

                                      K.C. Trowell
                                      President (Principal Executive Officer)